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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 26, 2005

                                 Belden CDT Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           Delaware             001-12561                 36-3601505
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(State or other jurisdiction  (Commission File  (IRS Employer Identification
     of incorporation)            Number)                  No.)

                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105

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          (Address of Principal Executive Offices, including Zip Code)

                                 (314) 854-8000

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              (Registrant's telephone number, including area code)

                                       n/a

              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

      99.1 Fourth Amendment to Credit and Security Agreement

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 26, 2005, a Fourth Amendment to Credit and Security Agreement ("Fourth Amendment") was entered into among Belden CDT Inc. (the Registrant), Belden Inc., Belden Technologies, Inc., Belden Wire & Cable Company, and Belden CDT Networking, Inc. (formerly known as Cable Design Technologies Inc.), as Borrowers, the Lenders party thereto, and Wachovia Bank, National Association, as Agent. The Fourth Amendment primarily (1) amended the credit agreement to permit repurchases of Belden CDT Inc. stock in an amount not exceeding $125,000,000 during 2005, and (2) granted waivers and time extensions regarding certain reports, compliance certificates, projections and notifications.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      99.1 Fourth Amendment to Credit and Security Agreement dated as of May 26, 2005 among Belden CDT Inc., Belden Inc., Belden Technologies, Inc., Belden Wire & Cable Company and Belden CDT Networking, Inc. (formerly known as Cable Design Technologies Inc.), as Borrowers, the Lenders party thereto, and Wachovia Bank, National Association, as Agent.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BELDEN CDT INC.

Date: June 1, 2005                         By: /s/ Kevin L. Bloomfield
                                               ---------------------------------
                                           Kevin L. Bloomfield
                                           Vice President, Secretary and General
                                           Counsel

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                                 EXHIBIT INDEX

      99.1 Fourth Amendment to Credit and Security Agreement dated as of May 26, 2005 among Belden CDT Inc., Belden Inc., Belden Technologies, Inc., Belden Wire & Cable Company and Belden CDT Networking, Inc. (formerly known as Cable Design Technologies Inc.), as Borrowers, the Lenders party thereto, and Wachovia Bank, National Association, as Agent.